TIFF INVESTMENT PROGRAM, INC.

Supplement Dated August 30, 2011
to the Prospectus and Statement of Additional Information Dated April 29, 2011

This supplement provides new and additional information to the prospectus and statement of additional information of TIFF Investment Program, Inc. (“TIP”) and replaces the information in the prospectus supplement dated May 24, 2011, related to a proposal to liquidate TIFF International Equity Fund (“IEF”) and TIFF US Equity Fund (“USEF”).

On May 24, 2011, a proposal to liquidate IEF and USEF through a combination with and into TIFF Multi-Asset Fund (“MAF”) was described in a prospectus supplement (each, a “proposed reorganization”) provided to members.  Prior to asking members of IEF and USEF to vote to approve the proposed reorganizations, the funds sought to obtain a private letter ruling from the Internal Revenue Service (“IRS”) establishing the federal tax status of the proposed reorganizations.  TIP was recently advised by the IRS that the proposed reorganizations were not likely to receive the tax-free treatment that was sought.  Therefore, the TIP Board, in consultation with the funds’ investment advisor, TIFF Advisory Services, has determined instead to pursue an orderly liquidation of each fund.

In order to effect the orderly liquidation of each fund, TIP will be requesting that members of IEF and USEF voluntarily agree to redeem their holdings in those funds as of a future date, which is subject to change but is currently expected to be November 28, 2011 (the “coordinated redemption date”).  Members that agree to redeem their shares of a fund as of the coordinated redemption date will not be charged the fund’s customary exit fees.  Members that elect to exchange the IEF and/or USEF shares they are redeeming for shares of MAF on the coordinated redemption date will not be charged MAF’s customary entry fee.  For members that are private foundations subject to excise tax on investment income or members that are otherwise subject to tax, the sale, exchange or redemption of shares of a fund is a taxable event.  For additional information, see “Tax Considerations” in the prospectus.  Members of IEF and USEF will receive further information from TIP about redeeming their shares as of the coordinated redemption date and will be asked to make an election by October 31, 2011.

The TIP Board has also approved a Plan of Liquidation and Dissolution (the “Plan”) that provides for the final liquidation of IEF and USEF.  It is anticipated that the liquidations will be completed after the coordinated redemption date, likely at or near the end of 2011, subject to any necessary approval of each fund’s remaining members and the satisfactory winding up of the funds’ operations.

Please keep this supplement for future reference